                                                                   EXHIBIT 10.13


                            BUSINESS LOAN AGREEMENT

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  Principal        Loan Date     Maturity       Loan No     Call     Collateral     Account     Officer     Initials
$5,000,000.00      06-05-1996                 02600080333   A100       36                         408
- ------------------------------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- ------------------------------------------------------------------------------------------------------------------------------------


     Borrower:  Information Management Resources, Inc.                   Lender:  BARNETT BANK OF PINELLAS COUNTY
          26750 U.S. Highway 19N, #500                                   P.O. BOX 122880
          Clearwater, FL  34621                                          ST. PETERSBURG, FL  33733-2288
====================================================================================================================================


THIS BUSINESS LOAN AGREEMENT between Information Management Resources, Inc. ("Borrower") and BARNETT BANK OF PINELLAS COUNTY ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of June 5, 1996, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

  Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

  Borrower.  The word "Borrower" means Information Management Resources, Inc.

  CERCLA. The Word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

  Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created bylaw, contract, or otherwise.

  ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations and published interpretations thereof.

  Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

  GAAP. The word "GAAP" means generally accepted accounting principles consistently applied.

  Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

  Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

  Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now existing, contemporaneously with or hereafter incurred or created and any renewals, modifications, extensions, substitutions or consolidations thereof, voluntary or involuntary incurred, secured or unsecured, absolute or contingent, liquidated or unliquidated; determined or undetermined, whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor, surety, or otherwise; whether recovery upon the indebtedness may be or hereafter may become barred by any stature of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

  Lender. The word "Lender" means BARNETT BANK OF PINELLAS COUNTY, its successors and assigns.

  Loan. The word "Loan" or "Loans" means and includes any and all loans, advances, interest, costs, fees, documentary stamp tax and/or intangible taxes, debts, overdraft indebtedness, leases, drafts, letters of credit, credit cards, and business services from Lender to Borrower, whether now existing, contemporaneously with, or hereafter incurred or created and any renewals, modification, extensions, substitutions or consolidations thereof, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

  Note. The word "Note" means Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any renewal, extension, modification, consolidation, substitute, replacement or refinancing note or notes therefor.

  Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interests securing indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchases money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of this Agreement, have been disclosed to and approved by the Lender

06-05-96                    BUSINESS LOAN AGREEMENT                  Page 2
Loan No 02600080333                 (Continued)
================================================================================

  in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

  Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

  Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

  Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

  SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now and hereafter amended.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the Initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

  Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel, including without limitation any guaranties described below.

  Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified, resolutions, duly authorizing the execution and delivery of this Agreement, and Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

  Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

  Representation and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

  No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and of all times any indebtedness exists:

  Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Borrower's incorporation and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower a[missing text] duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect to its business or financial condition.

  Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

  Financial Information. Each financial statement of Borrower and each information, exhibit or report supplied to Lender by Borrower, its agents or accountants truly and completely disclosed Borrower's financial condition as of the date of the statement in accordance with GAAP, and there has been no material adverse change in Borrower's financial or business condition or operations subsequent to the date of the most recent financial statement supplied to Lender and none are imminent or threatened. Borrower has no material contingent obligations except as disclosed in such financial statements. Borrower acknowledges and agrees that Lender is relying on all such financial information in entering into, continuing, renewing or extending any Loan.

  Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

  Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years. Additionally, Borrower and Borrower's real and personal properties comply fully with all laws, ordinances, statutes, codes and requirements of the Americans with Disabilities Act of 1990.

  Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the 'CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq.,, or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership, lease or use of any real or personal properties and the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about any of the properties, (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants

06-05-96                    BUSINESS LOAN AGREEMENT                   Page 3
Loan No. 02600080333              (Continued)
================================================================================

  of any of the properties or the Collateral, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters, (c) neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties or the Collateral shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties or the Collateral, any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be a Borrower's expenses and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral and the properties for hazardous wastes and substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to fully and promptly pay, perform, discharge and defend, indemnify and hold harmless Lender against any and all claims, orders, demands, causes of action, proceedings, judgments, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties or the Collateral, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

  Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

  Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

  Lien Property. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

  Binding Effect. This Agreement, the Note and Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

  Permits. Borrower possesses and will continue to possess all permits, licenses, copyrights, trademarks, trade names, patents and rights thereto to conduct its business and its business does not conflict or violate any valid rights of others with respect to the foregoing.

  Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes and will not purchase or carry margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System).

  Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

  Location of Borrower's Offices and Records. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 26750 U.S. Highway 19 N, #500, Clearwater, FL 34621.

  Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

  Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in making the above referenced Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

  Deposit Accounts.  Maintain its primary banking accounts with Lender.

  Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

  Updates. Promptly inform Lender in writing of details of all litigation, legal or administrative proceedings, investigation or other action of similar nature, pending or threatened against Borrower, at any time during the term of this Agreement, which in part or in whole may or will render any of the above representations and warranties no longer true, accurate and correct in each and every respect. Borrower will bring such details to Lender's attention, in writing, within thirty (30) days from the date Borrower acquires knowledge of same.

  Financial Records. Maintain its books and records in accordance with GAAP and permit Lender to examine and audit Borrower's books and records at all reasonable times.

  Financial Statements. Furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement, statement of cash flow and notes to statements for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than thirty (30) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement

06-05-96                    BUSINESS LOAN AGREEMENT                     Page 4
Loan No. 02600080333              (Continued)
================================================================================

  shall be prepared in accordance with GAAP and certified by Borrower as being true and correct. Provide to Lender annually for each individual Borrower and Guarantor, if any, signed and dated personal financial statements on Lender's forms and, immediately after filing, the personal income tax return filed for the past calendar year. Simultaneously with the financial information required herein of Borrower, the same information of all corporate or partnership guarantors, if any, prepared in accordance with GAAP.

  Promptly after the furnishing thereof, provide Lender with copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, credit, or similar agreement and not otherwise required to be furnished to Lender pursuant to any other section of this Agreement.

  Promptly after the sending or filing thereof, provide Lender with copies of all proxy statements, financial statements and reports which Borrower sends to its stockholders, and copies of all regular, periodic, special reports, and all registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

  Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

  Financial Covenants and Ratios. Comply with the following covenants and ratios:

     Tangible Net Worth. Maintain a minimum Tangible Net Worth of not less than:

                   Period                                                                                                Amount
                   ------                                                                                                ------
          As of 12/31/96                                                                                              $4,500,000.00

     Leverage Ratio.  Maintain a ratio of Total Liabilities to Tangible Net Worth of less than:

                   Period                                                                                                Ratio
                   ------                                                                                                -----
          At all Times                                                                                                1.75 to 1.00

     Current Ratio.  Maintain a ratio of Current Assets to Current Liabilities in excess of:

                   Period                                                                                                Ratio
                   ------                                                                                                -----
          At all Times                                                                                                1.15 to 1.00

     Cash Flow Requirements.  Maintain Cash Flow at not less than the following level:

                   Period                                                                                             Requirement
                   ------                                                                                             -----------
          As of 12/31/96                                                                                              1.25 to 1.00

  For purposes of this Agreement and to the extent the following terms are utilized in this Agreement, the term "Tangible Net Worth" shall mean Borrower's total assets excluding all intangible assets determined in accordance with GAAP (i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements at book value) of Borrower less total Debt. The "Debt" shall be determined in accordance with GAAP. The term "Subordinated Debt" shall mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owned by Borrower to Lender in form and substance acceptable to Lender. The term "Working Capital" shall mean Borrower's current assets at lower of cost or current market value less amounts due from any officer, director, shareholder or any entity related by common control or ownership, excluding prepaid expenses, less Borrower's current liabilities. The term "Liquid Assets" shall mean Borrower's cash on hand, marketable securities, bank deposits and Borrower's receivables. The term "Cash Flow" shall mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization. The term "Senior Debt" shall mean Debt less Subordinated Debt. The term "Capital Funds" shall mean Tangible Net Worth plus Subordinated Debt. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with GAAP and certified by Borrower as being true and correct.

  Insurance. Maintain fire and other risk insurance, business interruption, theft, public liability insurance, and such other insurance in such amounts and covering such risks as are usually covered by businesses engaged in the same or a similar business and similarly situated with respect to Borrower's properties and operations, in form, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

  Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and
  (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

  Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, on Lender's forms, and in the amount and by the guarantor named below:

               Guarantor                 Amount
               ---------                 ------
               Satish K. Sanan           Unlimited

  Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

  Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

06-05-96                    BUSINESS LOAN AGREEMENT                      Page 5
Loan No 02600080333              (Continued)
================================================================================

  Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.
  Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

  Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Even of Default under this Agreement or under any of the Related Documents.

  Operations. Substantially maintain its present executive and management personnel; conduct its business affairs in a reasonable and present manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans, and continue to engage in an efficient and economical manner in a business of the same general type as now conducted by it, provided, however, that nothing contained in this Agreement shall prevent Borrower from discontinuing any part of Borrower's business, if in Borrower's opinion, this discontinuance is in the best interests of Borrower and not disadvantageous to Lender.

  Maintenance. Maintain, keep and preserve Borrower's buildings and properties and every part thereof in good repair, working order, and condition and from time to time make all needful and proper repairs, renewals, replacements, additions, betterments and improvements thereto, so that at all times the efficiency thereof shall be fully preserved and maintained, ordinary wear and tear excepted.

  Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts and records and to make copies and memoranda of Borrower's books, accounts and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense, and discuss the affairs, finances and accounts of Borrower with Lender.

  Compliance Certificate. Unless waived in writing by Lender, provide Lender upon Lender's request a compliance certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no default or Event of Default has occurred, or has occurred and is continuing under this Agreement.

  Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty
  (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

  Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

  Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business, and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness of borrowed money, including capital leases, (b) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender and except for Borrower's accounts as allowed as a permitted lien.

  Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, wind up, liquidate, merge, reorganize, transfer, acquire or consolidate with any other entity, change ownership, dissolve, transfer or sell or acquire Collateral or assets out of the ordinary course of business, or (c) pay, declare, set aside, or allocate any dividends in cash or other property, on Borrower's stock (however, if Borrower is a Subchapter S corporation, Borrower may make distributions to each shareholder which is necessary to pay for any personal income tax liability incurred by that shareholder as a direct result of profits generated by the Subchapter S corporation) or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

  Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) assume, endorse, be liable for or incur any agreement or obligation as surety or guarantor.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceeding, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure even though no Event of Default shall have occurred.

ADDITIONAL ADVANCES. Advances to affiliates will not exceed $700,000.00 in Aggregate for year end 12/31/96.

06-05-96                    BUSINESS LOAN AGREEMENT                      Page 6
Loan No 02600080333              (Continued)
================================================================================

RIGHT OF SETOFF. Borrower authorizes Lender, to the extent permitted by applicable law, to charge, withdraw or setoff all sums owing on this Agreement against any and all the accounts set forth below in the Accounts section without prior demand or notice to Borrower.

ACCOUNT. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Borrower's right, title and interest in and to, Borrower's deposits, accounts (whether checking, savings, or some other account), or securities now or hereafter in the possession of or on deposit with Lender or with any Barnett Banks, Inc. affiliate or subsidiary including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

EVENTS OF DEFAULT. If any of the following events shall occur each shall constitute an Event of Default under this Agreement:

  Default on Indebtedness. An event of default as defined in any Loan or Note or demand for full payment of any Loan or Note.

  Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

  Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

  False Statements. Any warranty, representation, or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

  Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

  Insolvency. The dissolution or termination of Borrower's existence as a going business, insolvency, appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

  Creditor Proceedings. commencement of foreclosure proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any grantor of collateral for the Loan. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

  Forfeiture. The filing of formal charges under any federal or state law against any Borrower which forfeiture is the penalty. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the proceeding, and if Borrower gives Lender written notice of the proceeding and furnishes reserves or a surety bond for the proceeding satisfactory to Lender.

  Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent.

  Insecurity.  Lender, in good faith, deems itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate, and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

  Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and supersedes all prior understandings and correspondence, oral or written, with respect to the subject matter hereof. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

  Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.
  Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

  Continuing Agreement. This Agreement is a continuing agreement and shall continue in effect notwithstanding that from time to time, no indebtedness may exist.

  Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender, Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans.
  Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

06-05-96                    BUSINESS LOAN AGREEMENT                     Page 7
Loan No 02600080333              (Continued)
===============================================================================

  Costs and Expenses. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

  Notices. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States registered or certified mail, first class, postage prepaid, return receipt requested, addressed to the party to whom the notice is to be given at the address shown above; notification by facsimile is specifically not allowed. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifically that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address(es).

  Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

  Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

  Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

  Time.  Time is of the essence in the performance of this Agreement.

  Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF JUNE 5, 1996.

BORROWER:

Information Management Resources, Inc.

By:/s/ Satish K. Sanan
   -----------------------------------
   Satish K. Sanan, President

LENDER:

BARNETT BANK OF PINELLAS COUNTY

By:/s/
   -----------------------------------
   Authorized Officer

                                                        REVOLVING LINE OF CREDIT
                                PROMISSORY NOTE

- ------------------------------------------------------------------------------------------------------------------------------------
Principal         Loan Date        Maturity         Loan No.       Call     Collateral     Account    Officer    Initials
$5,000,000        06-05-96                        02600080333      A100        36                       408
- ------------------------------------------------------------------------------------------------------------------------------------

         References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
- ------------------------------------------------------------------------------------------------------------------------------------


Borrower:   Information Management Resources, Inc.         Lender:  BARNETT BANK OF
            26750 U.S. Highway 19 N,  Suite 500                     PINELLAS COUNTY
            Clearwater, FL  34621                                   P.O. Box 12288
                                                                    ST. PETERSBURG, FL 3733-1288
====================================================================================================================================
Principal Amount:  $5,000,000.00                                    Date of Note:  June 5, 1996

PROMISE TO PAY. Information Management Resources, Inc., jointly and severally if more than one ("Borrower"), promises to pay to BARNETT BANK OF PINELLAS COUNTY ("Lender"), or order, in lawfully obtained money of the United States of America, on demand, the principal amount of Five Million & 00/100 dollars ($5,000,000.00) or so much as may be outstanding, together with interest on the unpaid balance of principal advanced from the date(s) of disbursement until paid in full as set forth herein. The principal amount of this Note may be advanced, paid and readvanced in full or part during the term of this Note provided no event of default or demand for payment exists hereunder.

PAYMENT. Borrower will pay this loan immediately Lender's demand. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 5, 1996, with all subsequent interest payments to be due on the same day of each month after that. Interest on this
Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. This Note is due and payable on demand and subject to being called at any time upon actual demand by Lender. The inclusion of an interest payment schedule is merely to provide terms for payment in the absence of actual demand and does not affect or impair Lender's absolute right to demand payment of this Note at any time. Borrower agrees that Lender may delay demand until, or make demand at anytime before, any interest payment date. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Payments shall be allocated between principal, interest, costs, fees, if any, in the discretion of Lender. Any payment to be debited from Borrower's designated account will be debited on the scheduled due date; however, if the scheduled due date is on a weekend or a holiday, the payment will be debited on the next non-weekend/holiday day.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Libor Rate (as defined herein) (the "Index"). The index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each 1 month period. The interest rate shall change on the first Business Banking Day of each Interest Period. For purposes hereof, the following terms shall have the following meanings: (a) "Business Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business; (b) "Interest Period" shall mean (i) initially, the period commencing the Date of Note and ending the day immediately preceding the first Interest Rate Change Date or (ii) subsequently, the period commencing any Interest Rate Change Date and ending on the day immediately preceding the next subsequent Interest Rate Change Date; (c) "Interest Rate Change Date" shall mean the first Business Banking Day of each 1 month period; (d) "Libor Rate" shall mean the offered rate for deposits in United States in the London Interbank market for a 1 month period which appears on the Reuters Screen LIBO page as of 11:00 a.m. (London time) on the day that is two London Banking Days preceding the first Business Banking Day of each Interest Period. If at least two such rates appear on the Reuters Screen LIBO page, the rate will be the arithmetic mean of such offered rates; (e) "London Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business. The interest rate to be applied to the unpaid balance of this Note will be at per annum rate o f1.800 percentage points over the Index. Lender will tell Borrower the current Index rate upon Borrower's request. NOTICE: Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law. Upon demand for payment of this Note, the interest rate on this

Note to be applied to the unpaid balance of principal, unpaid accrued interest costs an fees, to be applicable until paid in full, will be the highest interest rate permitted by applicable law.

PREPAYMENT. Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LOAN FEE. A non-refundable, non-prorated loan fee of .250% of the original principal amount may be charged at Lender's discretion each annual anniversary from the Date of Note and thereafter. The loan fee may be modified from time to time by Lender without prior or concurrent notice to Borrower.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $100.00, whichever is greater.

DEFAULT. At the option of Lender, and without any way limiting its right to demand payment in full of this Note if it is due and payable on demand, the Note shall become immediately due and payable without prior notice or demand upon the occurrence of any of the following events of default: (a) Borrower fails to make any payment when due; (b) Borrower breaks any written promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or in any written agreement related to this Note, or in any other written agreement or loan Borrower has with Lender, contingent or absolute, due or to become due, now or hereafter existing; (c) A breach of any term or condition of any security agreement, pledge agreement, mortgage loan agreement or any other agreement related to or securing this Note regardless if said document is executed by Borrower, any guarantor or a third-party not liable for this Note, upon which a cure period, if any, contained in said agreement has expired; (d) suspension, liquidation, sale or transfer of Borrower's business or assets; (e) Any representation, warranty, statement or report made or furnished to Lender by Borrower or on Borrower's behalf is false, or misleading in any material respect; (f) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws; (g) any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender; (h) Failure of Borrower to furnish Lender within thirty
(30) days after written request by Lender, current financial statements, including income tax returns, in form satisfactory to Lender or to permit inspection of any of Borrower's books or records; (i) The issuance of any tax levy or lien against Borrower's failure to pay, withhold, collect or remit any tax when assessed or due; (j) The filing of formal charges under any federal or state law against Borrower or Borrower's assets which forfeiture is a potential penalty; (k) Any of the events described in this default section occurs with respect to any guarantor of this Note; (l) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. If this Note is due and payable on demand it is subject to being called at any time upon actual demand by Lender. The inclusion of a payment schedule is merely to provide terms for payment in the absence of actual demand and does not effect or impair Lender's absolute right to demand payment of this Note at any time. Borrower agrees that Lender may delay demand until, or make demand at anytime before, any payment date specified in the demand payment section of this Note. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, costs and fees immediately due, without notice, and then Borrower will pay that amount. Upon default, or if this Note is not paid at the final maturity, Lender, at its option, may add any unpaid accrued interest, costs and fees to principal and such sum will bear interest therefrom until paid at final maturity, Lender, at its option, may add any unpaid accrued interest, costs and fees to principal and such sum will bear interest therefrom until paid, at the rate provided in this Note but in no event at an effective total interest rate on this Note greater than the rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender the amount of these costs and expenses, which includes subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note shall be governed by and construed in accordance with the laws of the State of Florida.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower authorizes Lender, to the extent permitted by applicable law, to charge, withdraw or setoff all sums owing on this Note against any and all the accounts set forth below in the Accounts section without prior demand or notice to Borrower.

ACCOUNTS. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Borrower's right, title and interest in and to, Borrower's deposits, accounts (whether checking, savings, or some other account), or securities now or hereafter in the possession of or on deposit with Lender or with any Barnett Banks, Inc. affiliate or subsidiary including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

GARNISHMENT. Borrower consents to the issuance of a continuing writ of garnishment or attachment against Borrower's disposable earnings, in accordance with Section 222.11, Florida Statutes, in order to satisfy, in whole or in part, any money judgment entered in favor of Lender.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions from Borrower's accounts may be requested orally or in writing by Borrower or by an Authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funs under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All rights, powers, privileges and immunities herein granted to Lender shall extend to its successors and assigns and any other legal holder of this Note. All rights, powers, privileges and immunities of Borrower hereunder may not in any way be assigned, transferred or sold. Lender at any time is authorized to correct patent errors herein. All such parties agree that Lender may renew, modify, substitute, consolidate or extend (repeatedly an for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to, acknowledgment or agreement by anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. This Note constitutes the entire understanding and agreement of the parties as to the matters set forth in this Note and supersedes all prior understandings and correspondence, oral or written, with respect to the subject matter hereof. No alteration of or amendment to this Note shall be effective unless given in writing and signed by Lender. Borrower acknowledges that this Note evidences a loan made primarily for business, commercial or agricultural purposes and not primarily for personal, family or household purposes. When this Note becomes due, by default, demand or maturity, Lender may, at its option, demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to any collateral pledged or granted for this Note. Lender shall not be bound to take any steps necessary to preserve any rights in any such collateral or of any income of any such on the collateral as to the preservation of any rights pertaining to any such collateral beyond safe custody. Borrower authorizes Lender to exchange Lender's deposit, credit and borrowing information about

 Borrower with third parties. Borrower agrees to indemnify and hold Lender harmless against liability for the payment for documentary stamp and intangible taxes (including interest and penalties) (if applicable), which may be determined to be payable with respect to this transaction. If this Note is renewed, modified, extended, substituted or consolidated, although Lender is under no duty to do so, Lender may, without Borrower's or any guarantor's consent: (a) advance the maximum amount of principal then available the day prior to said occurrence, (b) deposit said amount in Borrower's account with Lender the day priro to said occurrence, (c) withdraw said amount from Borrower's account with Lender the day after said occurrence, and (d) apply said amount to the principal amount then outstanding. Said procedures are intended to minimize Borrower's documentary stamp and/or intangible tax liabilities (if applicable) although Borrower will be fully responsible for accured interest amount owed to Lender, then Borrower acknowledges and agrees that there are no claims, setoffs, avoidances, counterclaims or defenses or rights to claims, setoffs, avoidances, counterclaims or defenses to enforcement of this Note.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Information Management Resources, Inc.


By:  \s\Satish K. Sanan
     ------------------
Satish K. Sanan, President

================================================================================

THIS INSTRUMENT WAS MADE, EXECUTED, AND DELIVERED OUTSIDE THE STATE OF FLORIDA, AND NO FLORIDA DOCUMENTARY STAMP TAX IS DUE HEREON, IN ACCORDANCE WITH F.A.C. 12B-4.0053(35).

STATE OF GEORGIA:
COUNTY OF FULTON

     The foregoing instrument has been acknowledged before me on this 5th day of June, 1996 by Satish K. Sanan, as President of INFORMATION MANAGEMENT RESOURCES, INC., a Florida corporation on behalf of the corporation, (_______) who is personally known to me of ( X ) who has provided driver's license as
                          -----
identification.

     My Commission Expires:

     (seal)

                                                 \s\ Sharon L. Thode
                                                 -------------------------------
                                                 Notary Public:  Sharon L. Thode
     Notary Public, Fulton County, Georgia
     My Commission Expires April 16, 2002

                   CONTINUING UNLIMITED COMMERCIAL GUARANTY

- -----------------------------------------------------------------------------------------------------------------------------------
Principal                    Loan Date    Maturity     Loan No.     Call       Collateral       Account      Officer      Initials
                                                                    A100          36                          408
- ------------------------------------------------------------------------------------------------------------------------------------
          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
- ------------------------------------------------------------------------------------------------------------------------------------


Borrower:  Information Management Resources, Inc.        Lender:  Barnett Bank of Pinellas County
           26750 U.S. Highway 19 N., #500                         P.O. Box 1288
           Clearwater, FL 34621                                   St. Petersburg, FL  33733-2288

Guarantor: Satish K. Sanan
           163 Woodcreek Drive N.
           Safety Harbor, FL 34695

===========================================================================================

AMOUNT OF GUARANTY.  The amount of this Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, and for the purpose(s) of inducing BARNETT BANK OF PINELLAS COUNTY ("Lender") to extend, make, renew, modify and/or continue to extend, make, renew or modify the Indebtedness (as that term is defined below), Satish K. Sanan ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Lender or its order, on demand, in lawfully obtained legal tender of the United States of America, the Indebtedness of Information Management Resources, Inc. ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     Borrower. The word "Borrower" means Information Management Resources, Inc.
     --------

     Guarantor. The word "Guarantor" means Satish K. Sanan.
     ---------

     Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for
     --------
     the benefit of Lender dated June 5, 1996.

     Indebtedness.  The word "Indebtedness" means and includes any and all of
     ------------
     Borrower's liabilities, obligations debts, and Indebtedness to Lender, as well now existing, or hereinafter incurred or created and any renewals, modifications, extensions, substitutions or consolidations thereof, including, without limitation, all loans, advances, interest, costs, documentary stamp and/or intangible taxes, debts, overdraft Indebtedness, letters of credit, credit card Indebtedness, lease obligations, business services, other obligations and liabilities of Borrower, secured or unsecured absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or, surely; whether direct or indirect; whether guaranteed or secured; whether recovery on the Indebtedness may be or may become barred and unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy insanity, ultra vires, or otherwise.

     Lender. The word "Lender means BARNETT BANK OF PINELLAS COUNTY, its
     ------
     successors and assigns.

     Related Documents.  The words "Related Documents" mean and include without
     -----------------
     limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages deed of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness.

     DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any written notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be delivered to Lender at the address of Lender listed above or such other place as Lender may designate in writing. This Guaranty may be revoked only with respect to Indebtedness incurred or contracted by Borrower, or acquired by Lender thirty (30) days or more after the date on which written notice of revocation is actually received by Lender. No notice of revocation hereof shall be effective as to any Indebtedness: (a) existing at the date of receipt of such notice; (b) incurred or contracted by Borrower, or acquired by Lender, within thirty (30) days after receipt of such notice; (c) now existing or hereafter created pursuant to or evidenced by a loan agreement or commitment under which Borrower is or may become obligated to Lender; or (d) renewals, extensions, consolidations, substitutions, and refinancings of the foregoing. Any revocation of this Guaranty by less than all guarantors of the Indebtedness shall not affect the liability hereunder of the remaining guarantors as to any present or future transactions or Indebtedness. The death of any guarantor of the Indebtedness shall not operate as a revocation of liability hereunder of the estate of any such guarantor as to transactions entered into or Indebtedness created subsequent to such death until actual receipt by Lender of written notice of the death of such guarantor. Guarantor waives notice of revocation given by any other guarantor of the Indebtedness. Any payment by Guarantor with respect to the Indebtedness guaranteed shall not reduce the maximum obligation hereunder, unless written notice to that effect be actually received by Lender at or prior to the time of such payment. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00). This Guaranty and Guarantor's obligations hereunder remains fully enforceable irrespective of any claim, defense or counterclaim which Borrower may assert on the Indebtedness, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, and usury, same [SOME ?] of which Guarantor hereby waives along with any standing by Guarantor to assert any said claim, defense or counterclaim. In the event that any bankruptcy, insolvency, receivership, or similar proceeding is instituted by or against Guarantor in the event that Guarantor becomes insolvent, makes an assignment for the benefit of creditors, or attempts to effect a composition with creditors, or in the event of the death of Guarantor, then, at Lender's election, without notice or demand, the obligations of Guarantor created hereunder shall become due, payable, and enforceable against Guarantor, whether or not any Indebtedness is then due and payable.

     GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, supplement, compromise, modify, renew, extend, terminate, accelerate, waive or otherwise change one or more times the time for payment or other terms, conditions or provisions of the Indebtedness or any part of the Indebtedness, including increases or decreases of the rate of interest on the Indebtedness; extensions and modifications may be repeated and may be for longer than the original term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and release, surrender, deal with, abstain from taking, take, substitute, exchange, enforce, waive, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral and without application of any security proceeds to the Indebtedness; (d) to release, substitute, add, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may chose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; (h) to assign or transfer this Guaranty in whole or in part; (i) to not resort to, enforce or exhaust any of Lender's remedies against Borrower or any other party who may be liable for payment of the Indebtedness or not resort to, marshall, enforce, finalize, or exhaust, in part or in whole, any of its remedies against any collateral given or held as security for this Guaranty or the Indebtedness; or (j) to accept partial payments of account of the Indebtedness.

     GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that: (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) Guarantor has, to its own satisfaction, independently investigated (and relies exclusively on): (i) Borrower's credit history; (ii) Borrower's payment history with Lender, if any; (iii) Borrower's past, current and projected financial condition; and
     (iv) the sufficiency of collateral, if any, supporting Borrower's Indebtedness; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information provided to Lender is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of guarantor since the date of the financial statements; and (f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by lender in the course of its relationship with Borrower.

     GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment, enforce or exhaust any remedy or to proceed directly or at once against any person, including Borrower or any other guarantor;
     (d) to proceed directly against, enforce or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to pursue any other remedy within Lender's power; (f) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever; or to proceed directly against, enforce or exhaust any remedies against Borrower, any other guarantor, or any other person. Additionally, Guarantor hereby waives any right to assert against Lender any defense (legal or equitable), setoff, counterclaim, and/or claim of any kind or value (a) that Guarantor may now or have against Borrower in any way or manner or (b) arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, and/or enforceability of Lender's lien on any collateral or security for the Indebtedness or any guaranty or agreement of any other guarantor.

     Guarantor also waives any and all rights or defenses arising by reason of
     (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty. This provisions shall survive termination of this Guaranty.

     Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by Borrower, the Guarantor, or both.

     GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

     RIGHT OF SETOFF. Guarantor authorizes Lender, to the extent permitted by applicable law, to charge, withdraw or setoff all sums owning on the Indebtedness against any and all the accounts set forth below in the Accounts section without prior demand or notice to Guarantor.

     ACCOUNTS. Guarantor grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, Guarantor's deposits, accounts (whether checking, savings, or some other account), or securities now or hereafter in the possession of or on deposit with Lender or with any Barnett Banks, Inc. affiliate or subsidiary including without limitation all accounts held jointly with someone else and all accounts Guarantor may open in the future, excluding however all IRA, Keogh, and trust accounts.

     SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

     FINANCIAL INFORMATION. If Guarantor is an individual, Guarantor shall provide to Lender annually, signed and dated personal financial statements on Lender's forms and, immediately after filing, Guarantor's personal income tax return filed for the past calendar year. If Guarantor is a non-individual, notwithstanding anything else contained in any document executed in conjunction with the Indebtedness, at a minimum Guarantor shall provide to Lender annually, or more often if requested by Lender, Guarantor's balance sheet and income statement, statement of cash flow and notes to statements certified as correct to the best knowledge and belief by Guarantor's chief financial officer or other officer or person acceptable to Lender.

GARNISHMENT. Guarantor consents to the issuance of a continuing writ of garnishment or attachment against Guarantor's disposable earnings, in accordance with Section 222.11, Florida Statutes, in order to satisfy, in whole or in part, any money judgment entered in favor of Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     Amendments. This Guaranty, together with any Related Documents, constitutes
     ----------
     the entire understanding and agreement of the parties as to the matters set forth in this Guaranty and supersedes all prior understandings and correspondence, oral or written, with respect to the subject matter hereof. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Guaranty shall be governed by and construed in
     --------------
     accordance with the laws of the State of Florida.

     Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of
     -------------------------
     Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the Indebtedness, this Guaranty, or the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     Notices. All notices required to be given by either party to the other
     -------
     under this Guaranty shall be in writing, notification by telefacsimile is specifically not allowed, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

     Interpretation.  In all cases where there is more than one Borrower or
     --------------
     Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and only one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     Time. Time is of the essence of all requirements of Guarantor herein.
     ----
     Waiver. Lender shall not be deemed to have waived any rights under this
     ------
     Guaranty unless such waiver is given in writing and signed by lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 5, 1996.


GUARANTOR:


X    \s\ Satish K. Sanan
- --------------------------------
     Satish K. Sanan

===============================================================================

THIS INSTRUMENT WAS MADE, EXECUTED, AND DELIVERED OUTSIDE THE STATE OF FLORIDA, AND NO FLORIDA DOCUMENTARY STAMP TAX IS DUE HEREON IN ACCORDANCE WITH F.A.C. 12B-4.053(35).

STATE OF GEORGIA    )
COUNTY OF FULTON    )

     The foregoing instrument has been acknowledged before me on this 5 day of June, 1996 by Satish K. Sanan (__), who is personally known to me or (X) has
                                                                      -
provided driver's license as identification.
         ----------------

My Commission Expires:                       \s\ Sharon L. Thode
                                             -------------------------------
                                             Notary Public Sharon L. Thode
                                                           ---------------

(seal)

Notary Public, Fulton County, Georgia
My Commission Expires April 16, 2000